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                                                               Exhibit 13.(a)(2)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Ricoh Company, Ltd. (the "Company") for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zenji Miura, Director, Corporate Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (s) 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2008

                                  By: /s/ Zenji Miura
                                     -------------------------------------------
                                     Zenji Miura
                                     Director,
                                     Corporate Executive Vice President
                                     and Chief Financial Officer